Derivative financial instrument liabilities (Tables)	12 Months Ended
Aug. 31, 2023
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	August 31, 2023	August 31, 2022
Derivative warrant liabilities	$3,544	$6,849
Total derivative financial instrument liabilities	$3,544	$6,849

Schedule of derivative warrant liabilities

Amount
As at August 31, 2021	$2,149
Warrants issued January 26, 2022	2,665
Change in fair value	2,035
As at August 31, 2022	$6,849
Change in fair value	(3,305)
As at August 31, 2023	$3,544

Schedule of assumptions fair value of derivative warrant liabilities

	August 31, 2023	August 31, 2022
Share price	$0.39	$0.48
Risk-free interest rate	4.43% - 4.66%	3.32% - 3.44%
Dividend yield	0%	0%
Expected volatility	52%	55% - 60%
Remaining term (in years)	2.5 – 3.4	0.9 – 4.4

Schedule of net income and net assets

	August 31, 2023
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(840)	$819